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                                                                Exhibit 15.(a).3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-11288, 333-118619 and 333-123666) of CDC Corporation of our
report dated June 20, 2006 relating to the financial statements of China.com Inc., which appears in this Annual Report on Form 20-F of CDC Corporation for the year ended December 31, 2005.


/s/ Deloitte Touche Tohmatsu
Hong Kong
June 20, 2006